UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2011
Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16337	76-0476605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center, 333 Clay Street, Suite 4620
Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 652-0582
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On May 17, 2011, Douglas Swanson resigned from the Audit Committee (the “Audit Committee”) of Oil States International, Inc. (the “Company”). The Board of Directors of the Company has elected not to fill the vacancy on the Audit Committee created by Mr. Swanson’s resignation. James Nelson, Chris Seaver and William Van Kleef (chairman) will continue to serve as the members of the Audit Committee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.
By:	/s/ Robert W. Hampton
Robert W. Hampton,
Senior Vice President, Accounting and Corporate Secretary

Dated: May 20, 2011